Clough Global Opportunities Fund N-CSR

Exhibit 99.(19)(c)

CLOUGH GLOBAL OPPORTUNITIES FUND SECTION 19(a) NOTICE
Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, CO/ACCESSWIRE/May 31, 2024 – On May 31, 2024, the Clough Global Opportunities Fund (NYSE American: GLO) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0480 per share to shareholders of record at the close of business on May 17, 2024.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.00000	0.00%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.04800	100.00%
Total (per common share)	0.04800	100.00%
Fiscal Year-to-Date Cumulative Distributions from:

	Per Share ($)%
Net Investment Income	0.00771	2.29%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.32889	97.71%
Total (per common share)	0.33660	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2023 through 4/30/2024)
Annualized Distribution Rate as a Percentage of NAV^	9.62%
Cumulative Distribution Rate on NAV^+	5.62%
Cumulative Total Return on NAV*	22.19%

Average Annual Total Return on NAV for the 5 Year Period Ending 4/30/2024**	0.89%

Past performance is not indicative of future results.

^ Based on the Fund’s NAV as of April 30, 2024.

+Cumulative distribution rate is based on distributions paid to date for the period November 1, 2023 through May 31, 2024.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, for the period November 1, 2023 through April 30, 2024.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, as of the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Contact Info:

Website: https://www.cloughcefs.com/

Email: cloughclientinquiries@paralel.com

CLOUGH GLOBAL OPPORTUNITIES FUND SECTION 19(a) NOTICE
Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, CO/ACCESSWIRE/June 28, 2024 – On June 28, 2024, the Clough Global Opportunities Fund (NYSE American: GLO) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0480 per share to shareholders of record at the close of business on June 17, 2024.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.00000	0.00%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.04800	100.00%
Total (per common share)	0.04800	100.00%
Fiscal Year-to-Date Cumulative Distributions from:

	Per Share ($)%
Net Investment Income	0.00771	2.00%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.37689	98.00%
Total (per common share)	0.38460	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2023 through 5/31/2024)
Annualized Distribution Rate as a Percentage of NAV^	9.32%
Cumulative Distribution Rate on NAV^+	6.22%
Cumulative Total Return on NAV*	27.25%

Average Annual Total Return on NAV for the 5 Year Period Ending 5/31/2024**	2.65%

Past performance is not indicative of future results.

^ Based on the Fund’s NAV as of May 31, 2024.

+Cumulative distribution rate is based on distributions paid to date for the period November 1, 2023 through June 30, 2024.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, for the period November 1, 2023 through May 31, 2024.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, as of the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Contact Info:

Website: https://www.cloughcefs.com/

Email: cloughclientinquiries@paralel.com

CLOUGH GLOBAL OPPORTUNITIES FUND SECTION 19(a) NOTICE
Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, CO/ACCESSWIRE/July 31, 2024 – On July 31, 2024, the Clough Global Opportunities Fund (NYSE American: GLO) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0480 per share to shareholders of record at the close of business on July 19, 2024.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.00000	0.00%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.04800	100.00%
Total (per common share)	0.04800	100.00%
Fiscal Year-to-Date Cumulative Distributions from:

	Per Share ($)%
Net Investment Income	0.00771	1.78%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.42489	98.22%
Total (per common share)	0.43260	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2023 through 6/30/2024)
Annualized Distribution Rate as a Percentage of NAV^	9.04%
Cumulative Distribution Rate on NAV^+	6.79%
Cumulative Total Return on NAV*	32.35%

Average Annual Total Return on NAV for the 5 Year Period Ending 6/30/2024**	2.50%

Past performance is not indicative of future results.

^ Based on the Fund’s NAV as of June 30, 2024.

+Cumulative distribution rate is based on distributions paid to date for the period November 1, 2023 through July 31, 2024.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, for the period November 1, 2023 through June 30, 2024.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, as of the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Contact Info:

Website: https://www.cloughcefs.com/

Email: cloughclientinquiries@paralel.com

CLOUGH GLOBAL OPPORTUNITIES FUND SECTION 19(a) NOTICE
Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, CO/ACCESSWIRE/August 30, 2024 – On August 30, 2024, the Clough Global Opportunities Fund (NYSE American: GLO) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0480 per share to shareholders of record at the close of business on August 16, 2024.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.00000	0.00%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.04800	100.00%
Total (per common share)	0.04800	100.00%
Fiscal Year-to-Date Cumulative Distributions from:

	Per Share ($)%
Net Investment Income	0.00771	1.60%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.47289	98.40%
Total (per common share)	0.48060	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2023 through 7/31/2024)
Annualized Distribution Rate as a Percentage of NAV^	9.22%
Cumulative Distribution Rate on NAV^+	7.69%
Cumulative Total Return on NAV*	31.00%

Average Annual Total Return on NAV for the 5 Year Period Ending 7/31/2024**	2.14%

Past performance is not indicative of future results.

^ Based on the Fund’s NAV as of July 31, 2024.

+Cumulative distribution rate is based on distributions paid to date for the period November 1, 2023 through August 31, 2024.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, for the period November 1, 2023 through July 31, 2024.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, as of the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Contact Info:

Website: https://www.cloughcefs.com/

Email: cloughclientinquiries@paralel.com

CLOUGH GLOBAL OPPORTUNITIES FUND SECTION 19(a) NOTICE
Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, CO/ACCESSWIRE/September 30, 2024 – On September 30, 2024, the Clough Global Opportunities Fund (NYSE American: GLO) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0480 per share to shareholders of record at the close of business on September 17, 2024.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.00000	0.00%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.04800	100.00%
Total (per common share)	0.04800	100.00%
Fiscal Year-to-Date Cumulative Distributions from:

	Per Share ($)%
Net Investment Income	0.00771	1.46%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.52089	98.54%
Total (per common share)	0.52860	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2023 through 8/31/2024)
Annualized Distribution Rate as a Percentage of NAV^	9.28%
Cumulative Distribution Rate on NAV^+	8.51%
Cumulative Total Return on NAV*	31.34%

Average Annual Total Return on NAV for the 5 Year Period Ending 8/31/2024**	2.19%

Past performance is not indicative of future results.

^ Based on the Fund’s NAV as of August 31, 2024.

+Cumulative distribution rate is based on distributions paid to date for the period November 1, 2023 through September 30, 2024.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, for the period November 1, 2023 through August 31, 2024.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, as of the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Contact Info:

Website: https://www.cloughcefs.com/

Email: cloughclientinquiries@paralel.com

CLOUGH GLOBAL OPPORTUNITIES FUND SECTION 19(a) NOTICE
Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, CO/ACCESSWIRE/October 31, 2024 – On October 31, 2024, the Clough Global Opportunities Fund (NYSE American: GLO) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0480 per share to shareholders of record at the close of business on October 18, 2024.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.00000	0.00%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.04800	100.00%
Total (per common share)	0.04800	100.00%
Fiscal Year-to-Date Cumulative Distributions from:

	Per Share ($)%
Net Investment Income	0.00771	1.34%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.56889	98.66%
Total (per common share)	0.57660	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2023 through 9/30/2024)
Annualized Distribution Rate as a Percentage of NAV^	9.19%
Cumulative Distribution Rate on NAV^+	9.20%
Cumulative Total Return on NAV*	33.78%

Average Annual Total Return on NAV for the 5 Year Period Ending 9/30/2024**	3.24%

Past performance is not indicative of future results.

^ Based on the Fund’s NAV as of September 30, 2024.

+Cumulative distribution rate is based on distributions paid to date for the period November 1, 2023 through October 31, 2024.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, for the period November 1, 2023 through September 30, 2024.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, as of the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Contact Info:

Website: https://www.cloughcefs.com/

Email: cloughclientinquiries@paralel.com